EXHIBIT 10-1

SCHEDULE OF MORTGAGES OR DEEDS OF TRUST GRANTED BY GANNETT SUBSIDIARIES

The following Schedule identifies the material details in which the applicable mortgage or deed of trust granted by a Gannett subsidiary to JPMorgan Chase Bank, N.A., as Administrative Agent, pursuant to the Credit Agreement, dated as of June 29, 2015, as amended, among Gannett Co., Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, PNC Bank, N.A. and U.S. Bank National Association, as Co-Syndication Agents, and the other lenders party thereto, differ from the Form of Mortgage (Exhibit 10.24 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2015) or Form of Deed of Trust (Exhibit 10.25 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2015) previously filed:

MORTGAGES

PROPERTY ADDRESS	MORTGAGOR NAME	OWNERSHIP INTEREST	AMOUNT SECURED
525 W. Broadway, Louisville, Kentucky	The Courier-Journal, Inc.	Fee	$15,000,000
6200 Metropolitan Parkway, Sterling Heights, Michigan	Detroit Newspaper Partnership, L.P.	Fee	$14,000,000
8278 Georgetown Road, Indianapolis, Indiana	Gannett Satellite Information Network, LLC	Fee	$8,000,000
950 W. Basin Road, Newcastle, Delaware	Gannett Satellite Information Network, LLC	Fee	$7,500,000
1100 Immokalee Road and 9790 Bentgrass Bend, Naples Florida	Scripps NP Operating, LLC	Fee	$20,034,053*
4101 W. Burnham Street, 332 and 333 W. State Street and 330-340 W. Kilbourn Avenue, Milwaukee, Wisconsin	Journal Sentinel, Inc.	Fee	$28,105,600*

*Contain changes to current security instrument form for state specific provisions required by local law and to conform release/termination provision to language in form of Deed of Trust.

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EXHIBIT 10-1

DEEDS OF TRUST

PROPERTY ADDRESS	GRANTOR NAME	OWNERSHIP INTEREST	AMOUNT SECURED
200 East Van Buren Street, Phoenix, Arizona	Phoenix Newspapers, Inc.	Fee	$30,000,000
6885 Commercial Drive, Springfield, Virginia	Gannett Satellite Information Network, LLC	Fee	$23,000,000
1100 Broadway and others, Nashville, Tennessee	Gannett Satellite Information Network, LLC	Fee (as to 120 11th Avenue North) and Leasehold (as to 1100 Broadway and others)	$12,000,000
22600 N. 19th Avenue, Deer Valley, Arizona	Phoenix Newspapers, Inc.	Fee	$8,700,000
2332 New Sentinel Drive, Knoxville, Tennessee	Scripps NP Operating, LLC	Fee	$11,400,000*
495 Union Avenue and 597 Beale Street, Memphis, Tennessee	Memphis Publishing Company	Fee	$7,260,000*
151 Factory Stores Drive, Camarillo, California	Scripps NP Operating, LLC	Fee	$18,045,126*

*Contain changes to current security instrument form for state specific provisions required by local law.